SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 6, 2011

Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 6, 2011, the Board of Directors (the “Board”) of Harris Interactive Inc. (the “Company”) appointed Alan Gould as an independent director to fill an existing vacancy on the Board, pursuant to Article III, Section 5 of the Bylaws of the Company. Mr. Gould was designated as a Class II member of the Board and, accordingly, will hold office until the 2013 Annual Meeting of Stockholders or his successor is duly appointed and qualified. Mr. Gould will serve on the Nominating and Governance Committee of the Board. He also will chair and serve on a newly established Product Innovation Committee of the Board. Mr. Gould was recommended to the Board by the Nominating and Governance Committee in accordance with the provisions of the Nominating and Governance Committee Charter.
Mr. Gould, age 49, currently serves as an Executive in Residence at Greycroft Partners, a venture capital fund focused on digital media. From May 2009 to November 2010, Mr. Gould served as CEO of Advertiser Solutions, a business unit of The Nielsen Company that offers end-to-end marketing solutions to advertisers. In 2000, he founded IAG Research, a provider of real time advertising effectiveness measures of television programming viewed on TV, the Internet and mobile devices, and served as its Co-CEO until its acquisition by Nielsen in May 2008. After the acquisition, IAG Research was rebranded as Nielsen IAG and Mr. Gould continued in his position as Co-CEO until April 2009.
There are no arrangements or understandings between Mr. Gould and any other person pursuant to which Mr. Gould was appointed as a director, and there are no transactions in which Mr. Gould has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with his appointment, Mr. Gould will be eligible to receive a pro-rated portion of the annual compensation provided by the Company to all non-employee directors, consisting of a cash retainer and a grant of restricted stock under the Company’s Long Term Incentive Plan.
A copy of the Company’s press release announcing Mr. Gould’s appointment to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1     Press Release issued by Harris Interactive Inc. on April 7, 2011.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Marc H. Levin
	Name:	Marc H. Levin
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: April 7, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on April 7, 2011.